SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 16, 1997
                                                   --------------

       First Deposit National Bank on behalf of the Providian Master Trust
                   (formerly, the First Deposit Master Trust)
                (Issuer in respect of the Providian Master Trust
                 5.75% Asset-Backed Certificates, Series 1993-2
               Remarketed Asset-Backed Certificates, Series 1993-3
                 6.90% Asset-Backed Certificates, Series 1994-1
             Floating Rate Asset-Backed Certificates, Series 1995-1
                 6.05% Asset-Backed Certificates, Series 1995-2
             Floating Rate Asset-Backed Certificates, Series 1996-1
             Floating Rate Asset-Backed Certificates, Series 1997-1
             Floating Rate Asset-Backed Certificates, Series 1997-2)
            ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                                             33-59922
                                             33-84844
                                             33-99462
United States of America                    333-22131             02-0118519
---------------------------               -------------         ---------------
(State or other jurisdiction of           (Commission           (I.R.S. Employer
incorporation or organization)             File No.)         Identification No.)

            295 Main Street
         Tilton, New Hampshire                                          03276
   ---------------------------------------                            ---------
   (Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:  (603) 286-4348
                                                     --------------

                   Not Applicable
-------------------------------------------------------------
(Former name or former address, if changed since last report)


Item 5.  Other Events.

Exhibit 19.1 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993-2 with respect to the June 16, 1997
                  Distribution Date.

Exhibit 19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994-1 with respect to the June 16, 1997 Distribution Date.

Exhibit 19.3 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1995-1 with respect to the June 16, 1997 Distribution Date.

Exhibit 19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995-2 with respect to the June 16, 1997
                  Distribution Date.

Exhibit 19.5 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1996-1 with respect to the June 16, 1997 Distribution Date.

Exhibit 19.6 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1997-1 with respect to the June 16, 1997 Distribution Date.

Exhibit 19.7 Monthly Statement for the Floating Rate Asset-Backed Certificates, Series 1997-2 with respect to the June 16, 1997 Distribution Date.

                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of the Providian Master Trust by the undersigned hereunto duly authorized.


                               PROVIDIAN MASTER TRUST

                               By:      FIRST DEPOSIT NATIONAL BANK,
                                        Servicer

                                        /s/ Robert W. Molke
                               By:      ------------------------------
                                        Robert W. Molke
                                        Vice President


Date:       June 16, 1997
            ----------------


                                  EXHIBIT INDEX


Exhibit No.


19.1 Monthly Statement for the 5.75% Asset-Backed Certificates, Series 1993- 2 with respect to the June 16, 1997 Distribution Date.

19.2 Monthly Statement for the 6.90% Asset-Backed Certificates, Series 1994- 1 with respect to the June 16, 1997 Distribution Date.

19.3        Monthly   Statement   for  the  Floating   Rate   Asset-Backed
            Certificates, Series 1995-1 with respect to the June 16, 1997 Distribution Date.

19.4 Monthly Statement for the 6.05% Asset-Backed Certificates, Series 1995- 2 with respect to the June 16, 1997 Distribution Date.

19.5        Monthly   Statement   for  the  Floating   Rate   Asset-Backed
            Certificates, Series 1996-1 with respect to the June 16, 1997 Distribution Date.

19.6        Monthly   Statement   for  the  Floating   Rate   Asset-Backed
            Certificates, Series 1997-1 with respect to the June 16, 1997 Distribution Date.

19.7        Monthly   Statement   for  the  Floating   Rate   Asset-Backed
            Certificates, Series 1997-2 with respect to the June 16, 1997 Distribution Date.